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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                   FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported) September 11, 1998


                       THE TRACKER CORPORATION OF AMERICA, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
                 (State or Other Jurisdiction of Incorporation)


                      0-24944                      86-0767918
              (Commission File Number)           (I.R.S. Employer
                                                 Identification No.)



         180 Dundas Street West, #1505, Toronto, Ontario, CANADA M5G 1Z8
                    (Address of Principal Executive Offices)



                                 (416) 593-2604
              (Registrant's Telephone Number, Including Area Code)


         180 Dundas Street West, #1503, Toronto, Ontario, CANADA MSG128
          (Former Name or Former Address, if Changed Since last Report)


                    INFORMATION TO BE INCLUDED IN THE REPORT


        Item 4.     Changes in Registrant's Certifying Accountant

         On June 15, 1998, Price Waterhouse LLP declined to stand for re-election as the Company's certifying accountant for the fiscal year ended March 31, 1998. During the past two years, Price Waterhouse LLP has issued no adverse opinion pertaining to the Company, disclaimer of opinion, nor qualified or modified an opinion as to uncertainty, audit scope, or accounting principles. Neither the Company's Board of Directors nor any committee thereof recommended or approved the decision to change accountants. Additionally, there were no

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disagreements between the Company and Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         On August 18, 1998, the company retained Hirsch, Silbertein & Subelsky, P.C. as the Company's certifying accountant to audit its financial statements at, and for the year ended, March 31, 1998.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Date:  September 11, 1998

                              THE TRACKER CORPORATION OF AMERICA, INC.
                              a Delaware corporation


                              By:      /s/ Bruce Lewis
                                    I. Bruce Lewis, Chairman